                                                                    Exhibit 3(b)

                            Certificate Number 23828

                                STATE OF ILLINOIS

                                    OFFICE OF
                             THE SECRETARY OF STATE


               To all to whom these Presents Shall Come, Greeting:

Whereas, Articles of Incorporation duly signed and verified of Peoples Gas Company have been filed in the Office of the Secretary of State on the 3rd day of August A.D. 1967, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

Now Therefore, I, Paul Powell, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of incorporation and attach thereto a copy of the Articles of Incorporation of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 3rd day of August A.D. 1967 and of the Independence of the United States the one hundred and 92nd.



/s/Paul Powell
--------------
Secretary of State


(SEAL)

                                  FORM B C A-47

       BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE SURE TO READ CAREFULLY
                      THE INSTRUCTIONS ON THE BACK THEREOF.

                   (THESE ARTICLES MUST BE FILED IN DUPLICATE)

                                                -----------------------------
                                                (Do not write in this space)
STATE OF ILLINOIS,  }                           Date Paid 8-3-1967
                    }  ss.                      Initial License Fee $ .50
COOK    COUNTY      }                           Franchise Tax $ 91.67
                                                Filing Fee  $ 75.00
                                                Clerk

TO PAUL POWELL, Secretary of State:
The undersigned,
-------------------------------------------------------------------------------
                                                               Address
    Name                 Number                   Street         City     State
-------------------------------------------------------------------------------
William P. O'Keefe     2543 Morse Avenue, Chicago, IL 60645
-------------------------------------------------------------------------------
Philip B. Hill         1149 Third Avenue, Des Plaines, IL 60016
-------------------------------------------------------------------------------
Steven L. Larson       1049 North Shore Avenue, Chicago, IL 60626
-------------------------------------------------------------------------------
     being one or more natural persons of the age of twenty-one years or more or a corporation, and having subscribed to shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:


                                   ARTICLE ONE


The name of the corporation hereby incorporated is:  Peoples Gas Company

                                   ARTICLE TWO

The address of its initial registered office in the State of Illinois is: Room 1615, 122 South Michigan Avenue Street, in the City of Chicago (60603) County of Cook and the name of its initial Registered Agent at said address is: Joseph M. Wells


                                  ARTICLE THREE

The duration of the corporation is:  perpetual


                                                       PAID
                                                       AUG 4 1967
                                                       /s/Paul Powell
                                                       Secretary of State

                                  ARTICLE FOUR

The purpose or purposes for which the corporation is organized are:

          Directly, or indirectly through investments in subsidiaries or otherwise, to purchase or otherwise acquire, explore for, produce, manufacture, generate, store, hold, own, consume, exchange, deal in, transport, transmit, distribute, dispose of, promote the use of, and sell natural or manufactured gas and any and all other forms or sources of energy, and any and all products and by-products derived in any way therefrom, for, or to any and all persons for fuel, heating, cooling, air conditioning, cooking, drying, lighting, power and any and all other purposes;

          To acquire, through the purchase of stock or otherwise, other corporations, companies, firms, and associations, or any interest therein, and to own and operate, as subsidiaries or otherwise, and to finance the activities and businesses of, said corporations, companies, firms, and associations;

          To acquire, own, use, convey and otherwise dispose of and deal in any and all ways in real or personal property or any interest therein;

          To manufacture, buy, sell, deal in and with goods, wares, merchandise, and personal property of every kind and description.



                                  ARTICLE FIVE


PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 20,000,000, divided into one (1) class. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

          Series     Number   Par value per share or statement that shares
 Class  (If Any)   of Shares               are without par value.
 Common   None     20,000,000              Without par value


PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are: None

                                   ARTICLE SIX

     The class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

Class of shares  Number of shares  Total consideration to be received therefor:
  Common              100                             $1,000.00


                                  ARTICLE SEVEN

     The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.


                                  ARTICLE EIGHT

The number of directors to be elected at the first meeting of the shareholders is: Nine


                                  ARTICLE NINE


PARAGRAPH 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $
                                                             --------
PARAGRAPH 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $
                                                                -----------
PARAGRAPH 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $
                                                                 ----------
PARAGRAPH 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $
                        ------------
     NOTE: If all the property of the corporation is to be located in this State and all of its business is to be transacted at or from places of business in this State, or if the incorporators elect to pay the initial franchise tax on the basis of its entire stated capital and paid-in surplus, then the information called for in the Article Nine need not be stated.

                      /s/William P. O'Keefe)
                      ---------------------

                      /s/Philip B. Hill    ) Incorporators
                      ---------------------

                      /s/Steven L. Larson  )
                      ---------------------
NOTE: There may be one or more incorporators. Each incorporator shall be either a corporation, domestic or foreign, or a natural person of the age of twenty-one years or more. If a corporation acts as incorporator, the name of the corporation and state of incorporation shall be shown and the execution must be by its President or Vice-President and verified by him, and the corporate seal shall be affixed and attested by its Secretary or an Assistant Secretary.

                             OATH AND ACKNOWLEDGMENT

STATE OF ILLINOIS   }
                    }  ss.
      Cook County   }

I, /s/Mary L. Forsberg, A Notary Public, do hereby certify that on the 1st day of August, 1967 William P. O'Keefe, Philip B. Hill, and Steven L. Larson personally appeared before me and being first duly sworn by me acknowledged the signing of the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.

Place                                              /s/Mary L. Forsberg
                                                   -------------------
(NOTARIAL SEAL)                                    Notary Public
     Here
                                  FORM B C A-47

                            ARTICLES OF INCORPORATION


The following fees are required to be paid at the time of issuing certificate of incorporation: Filing fee, $20.00; Initial license fee of 50 cents per $1,000.00 or 1/20 of 1 percent of the amount of stated capital and paid-in surplus the corporation proposes to issue without further report (Article Six); Franchise tax of 1/20 of 1 percent of the issued, as above noted. However, the minimum annual franchise tax is $10.00 and varies monthly on $20,000 or less, as follows: January, $15; February, $14.17; March, $13.34; April, $12.50; May, $11.67; June, $10.84; July, $10.00; August, $9.17; September, $8.34; October,
$7.50; November, $6.67; December, $5.84; (See Sec. 133, BCA).

In excess of $20,000 the franchise tax per $1,000.00 is as follows: January, $0.75; February, .7084; March, .6667; April, .625; May, .5834; June, .5417;
July, .50; August, .4584; September, .4167; October, .375; November, .3334; December, .2917. All shares issued in excess of the amount mentioned in Article Six of this application must be reported within 60 days from date of issuance thereof, and franchise tax and license fee paid thereon; otherwise, the corporation is subject to a penalty of 1% for each month on the amount until reported and subject to a fine of not to exceed $500.00.

The same fees are required for a subsequent issue of shares except the filing fee is $1.00 instead of $20.00.

FILED
AUG 3 - 1967
/s/Paul Powell
Secretary of State

                             Certificate Number 875

                                State of Illinois

                                   Office of
                             The Secretary of State


To all to whom these Presents Shall Come, Greeting:

Whereas, Articles of MERGER duly signed and verified of PEOPLES GAS COMPANY (DELAWARE), a Delaware corporation, Merged into PEOPLES GAS COMPANY, an Illinois corporation have been filed in the Office of the Secretary of State on the 15th day of February A.D. 1968, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933, as amended; Now Therefore, I, Paul Powell, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of Merger and attach thereto a copy of the Articles of Merger of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 15th day of February A.D. 1968 and of the Independence of the United States the one hundred and 92nd.

                                                    /s/Paul Powell
                                                    -------------------
(SEAL)                                              Secretary of State

                                    FORM F-D

             ARTICLES OF MERGER OF DOMESTIC AND FOREIGN CORPORATION

                                                  ----------------------------
                                                  (Do not write in this space)
                                                  Date Paid    2-15-1968
                                                  Filling Fee    $100.00
                                                  Clerk


To:  Paul Powell, Secretary of State,

     The undersigned corporations, pursuant to Section 69a of "The Business Corporation Act" of the State of Illinois, hereby execute the following articles of merger:


                                   ARTICLE ONE

The names of the corporations proposing to merge and the names of the States under the laws of which such corporations are organized, are as follows:

           Name of Corporation               State of Incorporation

     Peoples Gas Company                        Illinois
     -----------------------------------        ------------------------
     Peoples Gas Company(Deleware)              Delaware
     -----------------------------------        ------------------------

     -----------------------------------        ------------------------

     -----------------------------------        ------------------------

                                   ARTICLE TWO

The laws of Delaware, the State under which such foreign corporation is organized, permit such merger.


                                  ARTICLE THREE

The name of the surviving corporation shall be Peoples Gas Company and it shall be governed by the laws of the State of Illinois.


                                  ARTICLE FOUR

The plan of merger is as follows:


                                                       PAID
                                                       FEB 15 1968
                                                       /s/Paul Powell
                                                       Secretary of State

                                  ARTICLE FIVE

As to each corporation, the number of shares outstanding, the number of shares entitled to vote, and the number and designation of the shares of any class entitled to vote as a class, are:

                                                        Designation of
Name of               Total Number of  Total Number of  Class Entitled to  Number of
Corporation           Shares           Shares Entitled  Vote as a          Shares of Such
                      Outstanding      to Vote          Class (if any)     Class (if any)
Peoples Gas Company   100              100              None               None
-------------------   ---              ---              ----               ----
Peoples Gas Company   100*             100              None               None
-------------------   ---              ---              ----               ----
(   Delaware)
-------------------   ---              ---              ----               ----

*As of date of the stockholder's meeting approving the merger herein 100 common shares were outstanding. Subsequent thereto an additional 13,677,642 of said shares were issued as contemplated in the Agreement and Plan of Merger.

                                   ARTICLE SIX

As to each corporation, the number of shares voted for and against the plan, respectively, and the number of shares of any class entitled to vote as a class voted for and against the plan, are:


Name of         Total Shares         Total Shares                  Shares       Shares
Corporation     Voted for            Voted Against       Class     Voted for    Voted Against
Peoples Gas
Company         100                  None                N/A       N/A          N/A
-------         ---                  ----                ---       ---          ---

Peoples Gas
Company         100                  None                N/A       N/A          N/A
-------         ---                  ----                ---       ---          ---
(Delaware)


                                  ARTICLE SEVEN

All provisions of the laws of the State of Illinois and the State of Delaware applicable to the proposed merger have been complied with.

                                    AGREEMENT
                                       AND
                                 PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER, entered into the 7th day of December, 1967 (hereinafter referred to as the "Agreement"), by and between PEOPLES GAS COMPANY (hereinafter sometimes referred to as "Peoples Illinois"), and PEOPLES GAS COMPANY (DELAWARE) (hereinafter sometimes referred to as "Peoples Delaware"), (said corporations being hereinafter sometimes referred to as the "Constituent Corporations"),

                                   WITNESSETH:

     WHEREAS, Peoples Illinois is a corporation duly organized and existing under the laws of the State of Illinois; and

     WHEREAS, Peoples Illinois is authorized to issue 20,000,000 common shares without par value ("Peoples Illinois shares"), of which 100 shares are presently issued and outstanding and held of record by The Peoples Gas Light and Coke Company, an Illinois corporation ("Peoples Gas"); and

     WHEREAS, Peoples Delaware is a corporation duly organized and existing under the laws of the State of Delaware; and

     WHEREAS, Peoples Delaware is authorized to issue 100 shares of common stock, without par value ("Peoples Delaware shares"), all of which shares are presently issued and outstanding and held of record by Peoples Gas; and

     WHEREAS, pursuant to a Plan and Agreement of Rearrangement dated August 11, 1967, among Peoples Gas, Peoples Delaware and Peoples Illinois, Peoples Delaware has offered to acquire all of the presently outstanding shares of capital stock of Peoples Gas ("Peoples Gas shares") in exchange for Peoples Delaware shares on a share for share basis (the "Exchange Offer") and, pursuant to the Exchange Offer, will increase the number of said shares which it is authorized to issue to 15, 884, 636 shares and will issue not to exceed that number of said shares in exchange for Peoples Gas shares prior to the effective date of the merger herein contemplated; and

     WHEREAS, the Boards of Directors of Peoples Illinois and Peoples Delaware have, by majority vote of the members of each of said Boards of Directors, approved the Agreement hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements, promises, covenants, grants and provisions herein contained, it is hereby agreed by and between the parties hereto, subject to the approval and adoption of this Agreement by the shareholder of Peoples Illinois and the stockholder of Peoples Delaware, and subject to the conditions hereinafter set forth, that Peoples Delaware be merged into and with Peoples Gas Company (herein sometimes referred to as "Peoples Illinois" or as the "Surviving Corporation"), the name of the Surviving Corporation is and shall continue to be Peoples Gas Company, and the separate existence of Peoples Delaware shall cease; and that the terms and conditions of the merger hereby agreed upon and the mode of carrying the same into effect and the manner of converting the shares of Peoples Delaware into shares of the Surviving Corporation are and shall be as hereinafter set forth.
                                    ARTICLE I

     Except as hereinafter otherwise specifically set forth, upon the effective date of the merger the corporate identity, existence, purposes, franchises, powers, rights and immunities of Peoples Illinois shall continue unaffected and unimpaired by the merger, and the corporate identity, existence, purposes, franchises, powers, rights and immunities of Peoples Delaware shall be merged into Peoples Illinois and Peoples Illinois shall be fully vested therewith. The name of the Surviving Corporation shall be Peoples Gas Company. Its principal office shall be at 122 South Michigan Avenue, Chicago, Illinois 60603.

                                   ARTICLE II

     The Articles of Incorporation of Peoples Illinois in effect on the effective date of the merger shall be the Articles of Incorporation of the Surviving Corporation. The purposes of the Surviving Corporation shall be as set forth in those Articles of Incorporation.

                                   ARTICLE III

     Until altered, amended or repealed, the By-laws of Peoples Illinois in effect on the effective date of the merger shall be the By-laws of the Surviving Corporation.

                                   ARTICLE IV

     The members of the Board of Directors and officers of Peoples Illinois holding office on the effective date of the merger shall continue in their respective offices and be the directors and officers of the Surviving Corporation until their respective successors shall be elected and qualified.

                                    ARTICLE V

     The mode of carrying into effect the merger herein provided for and the manner and basis of converting the shares of the Constituent Corporations into shares of the Surviving Corporation shall be as follows:

     1. All of the 100 outstanding Peoples Illinois shares held by Peoples Gas shall be canceled.

     2. All of the Peoples Delaware shares which will be outstanding on the effective date of the merger and issued pursuant to the Exchange Offer in consideration for Peoples Gas shares, shall be converted into Peoples Illinois shares on a share for share basis; except that the 100 presently outstanding Peoples Delaware shares held by Peoples Gas shall be canceled.

     3. All Peoples Illinois shares issued to holders of Peoples Delaware shares shall be in full satisfaction of all rights pertaining to the Peoples Delaware shares and shall be full paid and non-assessable shares of Peoples Illinois, the Surviving Corporation.

                                   ARTICLE VI

     1. Upon the effective date of the merger, the separate existence of Peoples Delaware shall cease, and in accordance with this Agreement, the Surviving Corporation, as a single corporation, shall possess all the rights, claims, demands, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of said Constituent Corporations; and all and singular the rights, claims, demands, privileges, powers and franchises of each of said Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of said Constituent Corporations on whatever account, as well as for all other things in action or belonging to each of said Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, claims, demands,privileges, powers and franchises, and all and every other interest shall be thereafter as effectively the property of the Surviving Corporation as they were of said Constituent Corporations; PROVIDED, that all rights of creditors and all liens upon any property of either of said Constituent Corporations shall be preserved unimpaired, the liens being limited to the property affected by such liens on the effective date of the merger, and all debts, liabilities and obligations of said Constituent Corporations shall thenceforth attach to the Surviving Corporation.

If at any time the Surviving Corporation shall deem or be advised that any further assignments, assurances in law or other acts or instruments are necessary or desirable to vest or confirm in the Surviving Corporation the title to any property of Peoples Delaware, its proper officers and directors shall and will do all such acts and things as may be necessary or proper to vest or confirm title to such property in the Surviving Corporation and otherwise to carry out the purposes of this Agreement.

     2. The Surviving Corporation, from and after the effective date of the merger, agrees that it may be served with process in the State of Delaware, in any proceeding for enforcement of any obligation of Peoples Delaware as well as for enforcement of any obligation of the Constituent Corporations arising from the merger, including any suit or other proceeding to enforce the right of any stockholder as determined in any appraisal proceeding pursuant to Section 262 of the General Corporation Law of the State of Delaware, and hereby irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceeding. The address to which a copy of such process shall be mailed by the Secretary of State shall be Peoples Gas Company, 122 South Michigan Avenue, Chicago, Illinois 60603.

                                   ARTICLE VII

     This Agreement shall be submitted for approval and adoption to the stockholder of Peoples Delaware and shareholder of Peoples Illinois as provided by Section 252 of the General Corporation Law of the State of Delaware and
Section 69a of the Illinois Business Corporation Act. If approved and adopted, the Secretary or Assistant Secretary of each of the Constituent Corporations shall under the corporate seal thereof certify the vote and action of the stockholder or the shareholder, as the case may be, of the Corporation of which he is an officer. Upon approval and adoption of this Agreement by the stockholder or the shareholder, as the case may be, of the Constituent Corporation, the President, an Executive Vice President, or a Vice President and the Secretary or an Assistant Secretary of each such Constituent Corporation shall thereupon execute Articles of Merger and their signatures shall be duly acknowledged by them before a notary public. Promptly following the effective date of the exchange of capital stock by the holders of Peoples Gas shares for shares of Peoples Delaware, pursuant to the Exchange Offer, the proper officers of the Constituent Corporations shall make the requisite filings with the proper public officials in the States of Delaware and Illinois to promptly effect the merger herein contemplated. Upon the issuance of a Certificate of Merger by the Secretary of State of the State of Illinois the merger herein contemplated shall become effective.

                                  ARTICLE VIII

     This Agreement and the merger contemplated herein may be terminated and abandoned at any time prior to the filing of articles of merger with the Secretary of State of Illinois or the filing of this Agreement with the Secretary of State of Delaware by the Board of Directors of either of the Constituent Corporations notwithstanding approval of this Agreement by the stockholder of Peoples Delaware and the shareholder of Peoples Illinois.

                                   ARTICLE IX

     For accounting purposes, the merger shall be treated as a pooling of interests. On the effective date of the merger entry shall be made upon the books of the Surviving Corporation as follows:

     (a) The assets and liabilities of Peoples Delaware shall be recorded in the books of account in the amount at which they are carried on the books of Peoples Delaware immediately prior to the effective date of the merger;

     (b) The aggregate amount of the net assets of each of the Constituent Corporations available for payment of dividends immediately prior to the merger shall continue to be available for the payment of dividends by the Surviving Corporation; and

     (c) There shall be made such other appropriate entries, consistent with generally accepted accounting principles, as may be required.

                                    ARTICLE X

     All notices, waivers, consents or requests hereunder shall be in writing and shall be deemed to have been duly given if delivered, or sent by certified mail, to

                           (a)   Peoples Gas Company
                                 122 South Michigan Avenue
                                 Chicago, Illinois  60603

                           (b)   Peoples Gas Company (Delaware)
                                 122 South Michigan Avenue
                                 Chicago, Illinois   60603


                                   ARTICLE XI

     At any time before or after approval and adoption by the respective shareholder or stockholder, as the case may be, of the Constituent Corporations, this Agreement may be amended in matters of form, or supplemented by additional agreements, articles or certificates, as may be determined in the judgment of the appropriate officers or the Boards of Directors of the Constituent Corporations to be necessary, desirable or expedient to clarify the intention of the parties hereto or to effect or facilitate the filing, recording or official approval of any documents required for the consummation hereof in accordance with the purpose and intent of this Agreement.

                                   ARTICLE XII

     1. Copies of all documents and written disclosures delivered by either of the Constituent Corporations to the other in accordance with the terms of this Agreement shall be initialed and retained by both Constituent Corporations.

     2. For the convenience of the parties and to facilitate the filing and recording of this Agreement, any number of counterparts hereof may be executed and each such executed counterpart shall constitute one and the same instrument.

     IN WITNESS WHEREOF, these presents have been signed by the duly authorized officers of Peoples Illinois and Peoples Delaware and the Corporate seal of each has been hereunto affixed, all as of the day and year first above written.

                               PEOPLES GAS COMPANY

                                By /s/R. M. Davis
                                   --------------
                            Executive Vice President

ATTEST:
/s/J. M. Wells
--------------
Secretary

                               PEOPLES GAS COMPANY
                                   (DELAWARE)

                                By /s/J. M. Wells
                                   --------------
                                 Vice President

ATTEST:
/s/William J. Morrow
--------------------
Assistant Secretary

STATE OF ILLINOIS   )
                    ) ss.
COUNTY OF COOK      )



     BE IT REMEMBERED, that on this 7th day of December, 1967, personally came before me /s/Mary L. Forsberg, a Notary Public in and for the County and State aforesaid, JOSEPH M. WELLS, Vice President of Peoples Gas Company (Delaware), a Delaware corporation, and ROBERT M. DREVS, Executive Vice President of Peoples Gas Company, an Illinois corporation, parties to the foregoing Agreement and Plan of Merger, known to me personally to be such, and severally acknowledged the said Agreement and Plan of Merger to be the act and deed of the signers respectively, and that the facts therein stated are true.

     GIVEN under my hand and Seal of Office the day and year aforesaid.



                                             /s/Mary L. Forsberg
                                             -------------------

                             SECRETARY'S CERTIFICATE

     The undersigned, JOSEPH M. WELLS, Secretary of Peoples Gas Company (Delaware), one of the merging corporations mentioned in the within Agreement, on behalf of said corporation, certifies as follows:
     The within Agreement has been consented to in writing by the holder of all of the outstanding stock of the corporation entitled to vote on a merger.

     IN WITNESS WHEREOF, the undersigned hereby certifies to the foregoing under the corporate seal of the corporation.



                                             /s/J. M. Wells
                                             --------------
                                             Secretary of
                                             Peoples Gas Company (Delaware)

(CORPORATE SEAL)

                             SECRETARY'S CERTIFICATE

     The undersigned, JOSEPH M. WELLS, Secretary of Peoples Gas Company, one of the merging corporations mentioned in the within Agreement, on behalf of said corporation certifies as follows:
     The within Agreement has been consented to in writing by the holder of all of the outstanding shares of the corporation entitled to vote on a merger.

     IN WITNESS WHEREOF, the undersigned hereby certifies to the foregoing under the corporate seal of the corporation.





                                             /s/J. M. Wells
                                             --------------
                                             Secretary of
                                             Peoples Gas Company


(CORPORATE SEAL)

     The foregoing Agreement and Plan of Merger, having been duly entered into and signed by Peoples Gas Company (Delaware), a Delaware corporation, and having been duly entered into and signed by Peoples Gas Company, an Illinois corporation, and having been duly adopted by the stockholder and shareholder, as the case may be, of each of such corporations, all in accordance with the provisions of the General Corporation Law of the State of Delaware and the Business Corporation Act of the State of Illinois, the Vice President of Peoples Gas Company (Delaware) and the Vice President of Peoples Gas Company do now hereby execute said Agreement and Plan of Merger under the corporate seals of their respective corporations by authority of the directors and stockholders of each, as the respective act, deed and agreement of each of said corporations, on this 7th day of February, 1968.

                                             PEOPLES GAS COMPANY (DELAWARE)



                                             By /s/J. M. Wells
                                                --------------
                                                Vice President
ATTEST:
/s/W. M. Morrow
---------------
Assistant Secretary



                                             PEOPLES GAS COMPANY

                                             By /s/R. M. Drevs
                                                --------------
                                                Vice President

ATTEST:
/s/J. M. Wells
--------------
Secretary

STATE OF ILLINOIS   )
                    ) ss
COUNTY OF COOK      )



     BE IT REMEMBERED, that on this 7th day of February, 1968, personally came before me, /s/Mary L. Forsberg, a Notary Public in and for the County and State aforesaid, JOSEPH M. WELLS, Vice President of Peoples Gas Company (Delaware), a Delaware corporation, and ROBERT M. DREVS, Vice President of Peoples Gas Company, an Illinois corporation, parties to the foregoing Agreement and Plan of Merger, known to me personally to be such, and severally acknowledged the said Agreement and Plan of Merger to be the act and deed of the signers respectively, and that the facts therein stated are true.

     Given under my hand and seal of office the day and year aforesaid.





                                             /s/Mary L. Forsberg
                                                ----------------

     IN WITNESS WHEREOF each of the undersigned corporations has caused these articles of merger to be executed in its name by its vice president and its corporate seal to be hereunto affixed, attested by its secretary or assistant
secretary, this 7th day of   February   , 1968


                                             PEOPLES GAS COMPANY
                                             -------------------
    Place
(Corporate Seal)
    Here
                                             By /s/R. M. Drevs
                                                --------------
                                                Its Vice President
ATTEST:
/s/J. M. Wells
--------------
Its Secretary





     Place                                   PEOPLES GAS COMPANY (DELAWARE)
(Corporate Seal)                            ------------------------------
     Here
                                            By /s/J. M. Wells
                                               --------------
                                               Its Vice President

ATTEST:
/s/W. M. Morrow
---------------
Its Assistant Secretary



                                     (over)

STATE OF ILLINOIS   )
COUNTY OF  COOK     )ss.

     I, /s/Mary L. Forsberg, a Notary Public, do hereby certify that on the 7th day of February, A.D. 1968, personally appeared before me ROBERT M. DREVS, who declares that he is the Vice President of PEOPLES GAS COMPANY, one of the corporations executing the foregoing documents, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

Place                                        /s/Mary L. Forsberg
(Notarial Seal)                              -------------------
Here                                         Notary Public



STATE OF ILLINOIS   )
COUNTY OF  COOK     )ss.

     I, /s/Mary L. Forsberg, a Notary Public, do hereby certify that on the 7th day of February, A.D. 1968, personally appeared before me JOSEPH M. WELLS, who declares that he is the Vice President of PEOPLES GAS COMPANY (DELAWARE), one of the corporations executing the foregoing documents, and being first duly sworn, acknowledged that he signed the foregoing articles of merger in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

Place                                        /s/Mary L. Forsberg
(Notarial Seal)                              -------------------
Here                                         Notary Public

                                    Form F-D
                                    Box 4791      File   313
                                   ARTICLES OF
                                     MERGER
                                  CONSOLIDATION
                                       OF
                               PEOPLES GAS COMPANY
                                       and
                         PEOPLES GAS COMPANY (DELAWARE)

                                      FILED
                                   FEB 15 1968
                                 /s/Paul Powell
                               Secretary of State
                               (File in Duplicate)
                                Filing Fee $20.00

                             Certificate Number 8806

                                STATE OF ILLINOIS

                                    OFFICE OF
                             THE SECRETARY OF STATE




               To all to whom these Presents Shall Come, Greeting:

Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of PEOPLES GAS COMPANY have been filed in the Office of the Secretary of State on the 5th day of February A.D. 1969, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

Now Therefore, I, PAUL POWELL, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

                              In Testimony Whereof, I hereto set my hand and
                         cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 5th day of February A.D. 1969 and of the Independence of the United States the one hundred and 93rd.
(SEAL)


                                             /s/Paul Powell
                                             --------------
                                             Secretary of State.

                                   FORM BCA 55
                                                    (Do not write in this space)
                                                    Date Paid      2-5-69
                               (File in Duplicate)
                                                    License Fee          $
                                                    Franchise Tax        $
                                                    Filing Fee           $25.00
                                                    Clerk    GP

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF


                               PEOPLES GAS COMPANY
                               -------------------
                             (Exact Corporate Name)

To PAUL POWELL,
Secretary of State
Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

     ARTICLE FIRST: The name of the corporation is:

                               Peoples Gas Company

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

Paragraph 1 and Paragraph 2 of Article Five of the Articles of Incorporation of this Company are amended and as amended shall read as follows:

                                 "Article Five"
"Paragraph 1: The aggregate number of shares which the corporation is authorized to issue is 30,000,000 divided into one (1) class. The designation of each class, the number of shares of each class and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

                                                    Par Value Per
                                                      Share Or
                                                   Statement That
                 Series          Number Of         Shares Are
     Class      (If Any)          Shares          Without Par Value
     -----      --------         -----------      -----------------
     Common     None             30,000,000       Without Par Value"

"Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are: No holder of any shares of the corporation shall have any preemptive right to subscribe for, or acquire any shares of any class or other security of any kind of the corporation, either now or hereafter authorized."



(Disregard separation into         ARTICLE THIRD:  The number of shares of the
classes if class voting does  corporation outstanding at the time of the
not apply to the amendment    adoption of said amendment or amendments was voted
                              on.) 15,926,633; and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

                                   Class                      Number  of Shares
                              Class voting not applicable

(Disregard separation into    ARTICLE FOURTH: The number of shares voted for
classes if class voting       said  amendment or amendments was Paragraph 1 -
does not apply to the         13,605,955 and Paragraph 2 - 12,711,724; and the
amendment voted on)           number of shares voted against said amendment or
                              amendments was Paragraph 1 - 245,406 and Paragraph
                              2 - 715,071.  The number of shares of each class
                              entitled to vote as a class voted for and against
                              said amendment or amendments, respectively, was:
                              Class                     Number of Shares Voted
                              Class voting not
                              applicable            For                 Against

(Disregard these items        Item 1. On the date of the adoption of this
unless the amendment          amendment,restating the articles of
restates the articles of      incorporation, the corporation had
incorporation.)               _________ shares issued, itemized as follows:

                              Class   Series   Number of  Par value per share or
                                     (If Any)  Shares     statement that shares
                                                          are without par value
                                     Not applicable

                              Item 2.  On the date of the adoption of this
                              amendment restating the articles of incorporation, the corporation had a stated capital of $_________ and a paid-in surplus of $ _________ or a total of $_________.

                                 Not  Applicable

(Disregard separation into           ARTICLE THIRD:  The number of shares of the
classes if class voting does    corporation outstanding at the time of the
not apply to the amendment      adoption of said amendment or amendments was
voted on.)                      26,110,829*; and the number of shares of each
                                class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

                                Class                  Number of Shares

                                 Not Applicable

                   *Excludes 22,646 non-voting treasury shares

(Disregard separation into           ARTICLE FOURTH:  The number of shares voted
classes if class voting does    for said amendment or amendments was
not apply to the amendment      20,427,766; and the number of shares voted
voted on.)                      against said amendment or amendments
                                was 1,157,296. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

                                Class                  Number of Shares Voted
                                                       For            Against
                                 Not Applicable

(Disregard these items unless   Item 1.  On the date of the adoption of this the
amendment restates the          amendment, restating the articles of
articles of incorporation.)     incorporation, the corporation had_____shares
                                issued, itemized as follows:

                                                       Par value per share
                                                       or statement
          Class      Series          Number of         that shares are
                     (If Any)        Shares            without par value

                                 Not Applicable

                                Item 2.  On the date of the adoption of this
                                amendment restating the articles of
                                incorporation, the corporation had a stated capital of $__and a paid-in surplus of $__or a total of $__.

                                 Not Applicable.

(Disregard this Article where      ARTICLE FIFTH:  The manner in which the
this amendment contains            exchange, reclassification, or cancellation
no such provisions.)               of issued shares, or a reduction of the
                                   number of authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

                                 Not Applicable.


(Disregard this Paragraph       ARTICLE SIXTH:  Paragraph 1:  The manner in
where amendment does            which said amendment or amendments effect a not
affect stated capital           change in the amount of stated capital or the or
paid-in surplus.)               amount of paid-in surplus, or both, is as
                                follows:

                                 Not Applicable


(Disregard this Paragraph          Paragraph 2:  The amounts of stated capital
where amendment does               and of paid-in surplus as changed by this
not affect stated capital          amendment are as follows:
or paid-in surplus.)
                                Before Amendment            After Amendment
                                Stated capital   $          $
                                Paid-in surplus  $          $

                                 Not Applicable.

                                IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its Vice President, and its corporate seal to be hereto affixed, attested by its Assistant Secretary, this 2nd day of February, 1978.

                                                       Peoples Gas Company
                                                       -------------------
                           Place                       (Exact Corporate Name)
                      (CORPORATE SEAL)
                           Here                        By /s/William C. Terpstra
                                                          ----------------------
                                                          Its Vice President
          ATTEST:
          /s/D. G. Holm
          -------------
          Its Assistant Secretary

STATE OF Illinois }
         --------
COUNTY OF Cook}ss.
          ----

     I, Rita Thomas, a Notary Public, do hereby certify that on the 2nd day of February 1978, William C. Terpstra personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                           Place               /s/Rita Thomas
                      (NOTARIAL SEAL)          --------------
                           Here                Notary Public
                                               My Commission Expires
                                               June 30, 1980
     Form BCA-55
Box 4791  File 313-6


ARTICLES OF AMENDMENT                          F I L E D

       to the                                  FEB 15 1978
                                               /s/Alan J. Dixon
ARTICLES OF INCORPORATION                      Secretary of State

         of                                    FILE IN DUPLICATE

                                               Filing Fee $25.00

                                       Filing Fee for Re-Stated Articles $100.00

-------------------------

                                   FORM BCA-55
                                                    (Do not write in this space)
                                                    Date Paid  2-15-78
                                                    License Fee     $
                                                    Franchise Tax   $
                                                    Filing Fee      $25.00
                                                    Clerk  GP

                               (File in Duplicate)
                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                               PEOPLES GAS COMPANY
                               -------------------
                             (Exact Corporate Name)

To ALAN J. DIXON
Secretary of State
Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

     ARTICLE FIRST:  The name of the corporation is:
               PEOPLES GAS COMPANY

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

     Paragraph 1 of Article Five of the Articles of Incorporation is amended to read as follows:

     PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 65,000,000, divided into two classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

                                                           Par Value Per Share
                                                            or Statement That
                         Series               Number        Shares are Without
      Class             (If Any)             of Shares          Par Value
      -----             --------             ---------     -------------------
      Common              None              60,000,000      Without par value
     Preferred      (see Paragraph 2)        5,000,000      Without par value

                                Certificate 37832

                                STATE OF ILLINOIS
                                    OFFICE OF
                             THE SECRETARY OF STATE

               To all to whom These Presents Shall Come, Greeting:
Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of PEOPLES GAS COMPANY have been filed in the Office of the Secretary of State on the 1st day of February A.D. 1980, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, inforce July 13, A.D. 1933.

Now Therefore, I, ALAN J. DIXON, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 1st day of February A.D. 1980 and of the Independence of the United States the two hundred and 4th.

          (SEAL)                          /s/Alan J. Dixon
                                          Secretary of State

                                   FORM BCA-55
                                                    (Do not write in this space)
                                                     Date Paid     2-1-80
                                                     License Fee     $
                                                     Franchise Tax   $
                                                     Filing Fee      $25.00
                                                     Clerk  C
                               (File in Duplicate)
                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                               PEOPLES GAS COMPANY
                               -------------------
                             (Exact Corporate Name)
To ALAN J. DIXON
   -------------
Secretary of State
Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

     ARTICLE FIRST:  The name of the corporation is:

                    PEOPLES GAS COMPANY

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

     Item 1. Article First of the Articles of Incorporation is amended by deleting the same and substituting in lieu thereof the following:

     "ARTICLE FIRST:  The name of the corporation is:
                      Peoples Energy Corporation"

     Item 2. The Articles of Incorporation are further amended by adding thereto the following provision:

     "The Board of Directors of the Company may, by action of a majority of Directors then in office, fill one or more vacancies arising between meetings of shareholders by reason of an increase in the number of Directors or for other reasons. At no time may the number of Directors selected to fill vacancies in this manner during any interim period between meetings of shareholders exceed one-third of the total membership of the Board of Directors. A director elected to fill a vacancy shall serve until the next annual meeting of shareholders."

(Disregard separation into      ARTICLE THIRD:  The number of shares of the
classes if class voting         corporation outstanding at the time of the
does not apply to the           adoption of said amendment or amendments was
amendment voted on.)            26,899,341*; and the number of shares of
                                each class entitled to vote as a class on the
                                adoption of said amendment or amendments, and
                                the designation of each such class were as
                                follows:
                                   Class               Number of Shares
                                Common Stock

                                                Not Applicable
                   *Excludes 18,136 Non-Voting treasury shares

(Disregard separation into      ARTICLE FOURTH:  The number of shares voted for
classes if class voting         said amendment or amendments was Item 1.
does not apply to the           21,692,458 Item 2.  21,035,609; and the number
amendment voted on.)            of shares voted against said amendment or
                                amendments was Item 1. 753,532 Item 2. 513,668.
                                The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

                                     CLASS             NUMBER OF SHARES VOTED
                                                       FOR            AGAINST
                                                Not Applicable

(Disregard these items          Item 1.  On the date of the adoption of this
unless the amendment            amendment, restating the articles of
restates the articles of        incorporation, the corporation had ______shares
incorporation.)                 issued, itemized as follows:

                                Class  Series  Number of  Par value per share or
                                      (If Any) Shares     statement that shares
                                                          are without par value
                                                Not Applicable

                                Item 2.  On the date of the adoption of this
                                amendment restating the articles of
                                incorporation, the corporation had a stated capital of $__________ and a paid-in surplus of $__________ or a total of $__________.

                                                Not Applicable.

(Disregard this Article         ARTICLE FIFTH:  The manner in which the
where this amendment            exchange, reclassification, or cancellation of
contains no such                issued shares, or a reduction of the number of
provisions.)                    authorized shares of any class below the number
                                of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

                                               Not Applicable.


(Disregard this Paragraph       ARTICLE SIXTH:  Paragraph 1:  The manner in
where amendment does            which said amendment or amendments effect a
not affect stated capital       change in the amount of stated capital or the
or paid-in surplus.)            amount of paid-in surplus, or both, is as
                                follows:

                                               Not Applicable.


(Disregard this Paragraph       Paragraph 2:  The amounts of stated capital and
where amendment does            of paid-in surplus as changed by this amendment
not affect stated capital       are as follows:
or paid-in surplus.)                            Before Amendment After Amendment
                                Stated capital .$                $
                                Paid-in surplus.$                $

                                               Not Applicable.

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its Vice President, and its corporate seal to be hereto affixed, attested by its Assistant Secretary, this 31st day of January, 1980.

                                          Peoples Gas Company
                                          -------------------
                                          (Exact Corporate Name)

          Place                           By /s/C.G. Freund
     (CORPORATE SEAL)                        --------------
          Here                               Its Vice President

ATTEST:
/s/D. G. Holm
--------------
Its Assistant Secretary

STATE OF ILLINOIS  }
COUNTY OF COOK     } ss.

     I, Rita Thomas, a Notary Public, do hereby certify that on the 31st day of January 1980, C. G. Freund personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                    Place                              /s/Rita Thomas
               (NOTARIAL SEAL)                         --------------
                    Here                               Notary Public
                                                       My Commission Expires
                                                       June 30, 1980

     Form BCA-55
Box 4791   File 313-6


ARTICLES OF AMENDMENT                          FI L E D
      to the                                   FEB 1 1980

                                               FILE IN DUPLICATE
ARTICLES OF INCORPORATION                      Filing Fee $25.00
          of

PEOPLES GAS COMPANY                  Filing Fee for Re-Stated Articles $100.00

(Disregard this Article where           ARTICLE FIFTH:  The manner in which the
This amendment contains            exchange, reclassification, or cancellation
no such provisions.)               of issued shares, or a reduction of the
                                   number of authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

                                             Not Applicable




(Disregard this Paragraph               ARTICLE SIXTH:  Paragraph 1:  The manner
where amendment                    in which said amendment or amendments effect
does not affect stated             a change in the amount of stated capital or
capital or paid-in surplus.)       the amount of paid-in surplus, or both, is as
                                   follows:

                                             Not Applicable




(Disregard this Paragraph     Paragraph 2:  The amounts of stated capital and of
where amendment does          paid-in surplus as changed by this amendment are
not affect stated capital     as follows:
or paid-in surplus.)          Before Amendment                   After Amendment
                              Stated capital. .$                 $
                              Paid-in surplus .$                 $



                                             Not Applicable

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its_______President, and its corporate seal to be hereto affixed, attested by its___________Secretary, this 4th day of February, 1969.
                                             PEOPLES GAS COMPANY
                                             -------------------
                                             (Exact Corporate Name)

                         PLACE
                         (CORPORATE SEAL)
                         HERE                By /s/Remick McDowell
                                             ---------------------
ATTEST:                                      Its President
/s/J. M. Wells
---------------------
Its Secretary

STATE OF ILLINOIS}
                 }ss.
COUNTY OF COOK   }

          I, Philip B. Hill, a Notary Public, do hereby certify that on the 4th day of February 1969, Remick McDowell personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.
                                             /s/Philip B. Hill
                                             -----------------
                                             Notary Public
                         PLACE
                         (NOTARIAL SEAL)
                         HERE

                                   Form BCA-55
                        Box 4791                File 313
                              ARTICLES OF AMENDMENT
                                     to the
                            ARTICLES OF INCORPORATION
                                       of
                               PEOPLES GAS COMPANY

                             FILED  February 5, 1969
                                 /s/Paul Powell
                               Secretary of State
                                FILE IN DUPLICATE

                                Filing Fee $25.00
                    Filing Fee for Re-Stated Articles $100.00

                            Certificate Number 11194


                                STATE OF ILLINOIS
                                    OFFICE OF
                             THE SECRETARY OF STATE

               To all to whom these Presents Shall Come, Greeting:


Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of Peoples Gas Company have been filed in the Office of the Secretary of State on the 5th day of February A.D. 1970, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, 1933.



Now Therefore, I PAUL POWELL, Secretary of State of the State of Illinois by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.
                    In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois,
   (SEAL) Done at the City of Springfield this 5th day of February A.D. 1970 and of the Independence of the United States the one hundred and 94th.




                                             /s/Paul Powell
                                             --------------
                                             SECRETARY OF STATE

                                   Form BCA-55

                                                  ---------------------------
                                                  (Do not write in this space)
                                                  Date Paid  02-05-70
                                                  License Fee    $
                                                  Franchise Tax  $
                              (File in Duplicate) Filing Fee     $25.00
                                                  Clerk   GP
                                                  --------------------------

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF

                               PEOPLES GAS COMPANY
                             (Exact Corporate Name)


To PAUL POWELL,
Secretary of State
Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:
     ARTICLE FIRST:  The name of the corporation is:             PAID

                                                                 FEB 5 1970
                               PEOPLES GAS COMPANY
                                                                 /s/Paul Powell
                                                                 --------------
                                                                 Secretary of
                                                                 State

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

Article Five of the Articles of Incorporation of Peoples Gas Company is amended to read as follows:
                                  "ARTICLE FIVE

"PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 35,000,000, divided into two classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are a follows:

                                                       Par Value Per Share
                                                        or Statement That
                    Series          Number             Shares are Without
     Class          (If Any)       of Shares               Par Value
     -----          --------       ---------           -------------------

     Common          None          30,000,000          Without par value
     Preferred  [See Paragraph 2]   5,000,000          Without par value

"PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

     "Authority is hereby expressly vested in the Board of Directors to divide, and to provide for the issue from time to time of the preferred shares in one or more series, and in connection with the creation of any such series to fix by the resolution or resolutions providing for the issue of shares thereof the desingnation, powers, preferences, and relative, participating, optional, or other special rights of such series, and the qualifications, limitations, or restrictions thereof, to the full extent now or hereafter permitted by law and not inconsistent with the provisions hereof, provided that all preferred shares shall be identical except as to the following relative rights and preferences, in respect of any or all of which there may be variations between different series: (1) the rate of dividend; (2) the price at and the terms and conditions on which shares may be redeemed; (3) the amount payable upon shares in event of involuntary liquidation; (4) the amount payable upon shares in event of voluntary liquidation; (5) sinking fund provisions for the redemption or purchase of shares, provided that provision for a sinking fund at least as beneficial to all issued and outstanding shares of the same class shall either then exist or be at the same time created; and (6) the terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion into common shares of this corporation.

     "In the event of any liquidation, dissolution, or winding up of the corporation or upon the distribution of the assets of the corporation, all assets and funds of the corporation remaining, after the payment to the holders of the preferred shares of the full preferential amounts to which they shall be entitled as provided in the resolution or resolutions creating any series thereof, shall be divided and distributed among the holders of the common shares ratably, except as may otherwise be provided in any such resolution or resolutions. Neither the merger or consolidation of the corporation with another corporation nor the sale or lease of all or substantially all the assets of the corporation shall be deemed to be a liquidation, dissolution, or winding up of the corporation or a distribution of its assets.

     "Shares of the corporation may be issued from time to time for such consideration as from time to time may be fixed by the Board of Directors. No holder of any shares of the corporation shall have any preemptive right to subscribe for, or acquire any shares of any class or other security of any kind of the corporation, either now or hereafter authorized."

(Disregard separation into             ARTICLE THIRD: The number of shares of
classes if class voting does       the corporation outstanding at the time of
not apply to the amendment         the adoption of said amendment or amendments
voted on.)                         was 15,965,281*; and the number of shares of
                                   each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

                                   Class                    Number of Shares
                                   * Excludes 5,531 shares held in treasury.
                                   Total shares issued is 15,970,812

(Disregard separation into              ARTICLE FOURTH:  The number of shares
classes if class voting does       voted for said amendment or amendments was
not apply to the amendment         12,651,101; and the number of shares voted
voted on.)                         against said amendment or amendments was
                                   565,797. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments respectively, was:


                                   Class     Number of Shares Voted

                                             For            Against

                                        Not Applicable

(Disregard these items unless      Item 1.  On the date of the adoption of this
the amendment restates the         amendment, restating the articles of
articles of incorporation.)        incorporation, the corporation had___shares
                                   issued, itemized as follows:


                         Class     Series    Number of   Par value per share or
                                   (If Any)  Shares      statement that shares
                                                         are without par value

                                        Not Applicable

                                   Item 2.  On the date of the adoption of this
                                   amendment restating the articles of
                                   incorpation, the corporation had a stated capital of $________ and a paid-in surplus of $______ or a total of $_______.

                                        Not applicable


(Disregard this Article              ARTICLE FIFTH:  The manner in which the
where this amendment               exchange, reclassification, or cancellation
contains no such                   of issued shares, or a reduction of the
provisions.)                       number of authorized shares of any class
                                   below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

                                        Not applicable

(Disregard this Paragraph            ARTICLE SIXTH:  Paragraph 1:  The manner
where amendment does not           in which said amendment or amendments effect
affect stated capital or           a change in the amount of stated capital or
paid-in surplus.)                  the amount of paid-in surplus, or both, is
                                   as follows:

                                        Not applicable


(Disregard this Paragraph            Paragraph 2:  The amounts of stated capital
where amendment does not           and of paid-in surplus as changed by this
affect stated capital or           amendment are as follows:
paid-in surplus.)
                                               Before Amendment  After Amendment
                              Stated Capital . $                 $
                              Paid-in surplus. $                 $

                                        Not applicable

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its___President, and its corporate seal to be hereto affixed, attested by its_________Secretary, this 2nd day of February, 1970.

                                                  PEOPLES GAS COMPANY
                                                  -------------------
                                                  (Exact Corporate Name)
               PLACE
               (CORPORATE SEAL)                   BY /s/Robert M. Drevs
               HERE                                  ------------------
                                                     Its President
ATTEST:
/s/C. G. Freund
---------------
Its Secretary

STATE OF ILLINOIS   }
COUNTY OF COOK      }ss.

     I, Cynthia M. Bock, a Notary Public, do hereby certify that on the 2nd day of February 1970, Robert M. Drevs personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.
                                                  /s/Cynthia M. Bock
                                                  ------------------
                                                  Notary Public
          PLACE
          (NOTARIAL SEAL)
          HERE
                                   Form BCA-55

                        Box 4791               File 313-6
                              ARTICLES OF AMENDMENT
                                     to the
                            ARTICLES OF INCORPORATION
                                       of
                               PEOPLES GAS COMPANY

                             FILED  February 5, 1970
                                   PAUL POWELL
                               Secretary of State

                                FILE IN DUPLICATE
                                Filing Fee $25.00
                    Filing Fee for Re-Stated Articles $100.00

                            Certificate Number 80758

                                STATE OF ILLINOIS
                                    OFFICE OF
                             THE SECRETARY OF STATE

               To all to whom these Presents Shall Come, Greeting:



Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of Peoples Gas Company have been filed in the Office of the Secretary of State on the 15th day of February A.D. 1978, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

Now Therefore, I, ALAN J. DIXON, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

                              In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of
               (SEAL) Illinois, Done at the City of Springfield this 15th day of February A.D. 1978 and of the Independence of the United States the two hundred and 2nd.

                                                       /s/Alan J. Dixon
                                                       ----------------
                                                       SECRETARY OF STATE

RETURN TO:                          STATE OF ILLINOIS             CORPORATION
Corporation Department     DOMESTIC CORPORATION ANNUAL REPORT     FILE NO.
Secretary of State                                                D  4791-313-6
Springfield, IL.  62756
Telephone (217) 782-7808              YEAR OF 1989                FILED
                                             89440840    051789 JUL 20 1989
                                PEOPLES ENERGY CORPORATION              COOK
1.)                                  % J BRUCE HASCH
CORPORATE NAME                     122 S MICHIGAN AVE
REGISTERED AGENT                   CHICAGO, IL.  60603
REGISTERED OFFICE                                             SECRETARY OF STATE
CITY, IL, ZIP CODE                       2.) AGENT/OFFICE CHANGES ONLY (SEE 11h)
                                               PEOPLES ENERGY CORPORATION
                                               --------------------------
                                                    Corporation Name
                                               J. Bruce Hasch
                                               --------------------------------
3.) Date Incorporated 08/03/1967                      Registered Agent
    Give complete address of principal         122 S. Michigan Ave. Room 248
    office, if other than above:               --------------------------------
                                               Registered Office-Street Address
                                               Chicago, IL  60603-6107
                                               --------------------------------
                                                  City, County, IL  Zip Code

Federal Employer Identification Number
(FEIN)    *  362642766
4.) The names and addresses of the officers and directors are:  (If officers are directors, so state.)
      NAME         OFFICE        NUMBER & STREET       CITY       STATE    ZIP
--------------------------------------------------------------------------------
                   President
--------------------------------------------------------------------------------
                   Secretary                      SEE ATTACHED SCHEDULE
--------------------------------------------------------------------------------
                   Treasurer
--------------------------------------------------------------------------------
                   Director
--------------------------------------------------------------------------------
                   Director
--------------------------------------------------------------------------------
                   Director
--------------------------------------------------------------------------------
5.) The type of business actually conducted in Illinois is:  Holding and
    Investment Company
6.) Number of shares authorized and issued (as of 05/31/89)
  CLASS        SERIES       PAR VALUE       NUMBER AUTHORIZED    NUMBER ISSUED
------------------------------------------------------------------------------
   COMM                       NPV              60000000           32,610,575.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


7a.) The amount of paid-in capital as of 05/31/89           7b.) The Paid-in Capital as of 05/31/89
                     is:                                         on record with the Secretary of State is:
*PAID-IN CAPITAL $231,290,912                               TOTAL $     230,941,810
                 ------------                                     ----------------------------------------
*"Paid-in Capital" replaces the terms                       (The figure in Item 7b may not be altered.)
Stated Capital and Paid-in Surplus.
It does not include Retained Earnings.


                                                        ITEM 8 MUST BE SIGNED
8.) By /s/G. G. Henning                     Vice President  7/14/89      Under the penalty of perjury and as an authorized officer,
       -------------------------------------------------------------     I declare that this annual report and, if applicable, the
       (Any Authorized Officer's Signature) (Title)         (Date)       statement of change of registered agent and/or office,
       (Pres. or V. Pres. REQUIRED if changes listed in 2)
Attest  /s/James G. Boie                    Assistant Secretary 7/14/89  pursuant to provisions of the Business Corporation Act,
       ----------------------------------------------------------------  has been examined by me and is, to the best of my know-
       (Secretary's or ass't. Secretary's Signature  (Title)    (Date)   ledge and belief, true, correct, and complete.
       required ONLY if changes listed in 2)


                             File Number  4791-313-6

                                STATE OF ILLINOIS
                                    OFFICE OF
                             THE SECRETARY OF STATE

Whereas,  ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF

                           PEOPLES ENERGY CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now, Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 3rd day of March A.D. 1995 and of the Independence of the United States the two hundred and 19th.


                                        /s/George H. Ryan
(SEAL)                                  Secretary of State

FORM BCA-10.30           ARTICLES OF AMENDMENT         File #4791-313-6
--------------------------------------------------------------------------------
(Rev. Jan. 1995)
--------------------------------------------------------------------------------
George H. Ryan                                         SUBMIT IN DUPLICATE
Secretary of State                                     This space for use by
Department of Business                                 Secretary of State
Services
Springfield, IL  62756
Telephone (217) 782-1832      FILED                    Date 03-03-95
                              MAR 3 1995               Franchise Tax  $
Remit payment in check        GEORGE H. RYAN           Filing Fee*    $25.00
or money order, payable       SECRETARY OF STATE       Penalty        $
to "Secretary of State."                               Approved: MA

*The filing fee for articles of amendment - $25.00
--------------------------------------------------------------------------------

1.   CORPORATE NAME:  PEOPLES ENERGY CORPORATION
                      ---------------------------------------------------
                                                            (Note 1)

2.   MANNER OF ADOPTION OF AMENDMENT:
          The following amendment of the Articles of Incorporation was adopted on February 24, 1995 in the manner indicated below. ("X" one box only)

     [ ] By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; (Note 2)

     [ ] By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of
this amendment;     (Note 2)

     [ ] By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment; (Note 3)

     [X] By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment; (Note 4)

     [ ] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have
been given notice in accordance with Section 7.10;     (Notes 4&5)

     [ ] By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders
entitled to vote on this amendment.     (Note 5)

3.   TEXT OF AMENDMENT:
     a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.
          Article I:  The name of the corporation is:

--------------------------------------------------------------------------------
                                   (NEW NAME)

                 all changes other than name, include on page 2
                                     (over)

                                Text of Amendment


b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

     (See attached pages)

          The Articles of Incorporation are amended by adding the following new Article Ten and Article Eleven thereto:

                                   ARTICLE TEN

               No director of the corporation shall be liable to the corporation or to the shareholders of the corporation for monetary damages for breach of fiduciary duties as a director, provided that this Article Ten shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 8.65 of the Illinois Business Corporation Act of 1983, as amended or (iv) for any transaction from which the director derived an improper personal benefit. This Article Ten shall not eliminate or limit the liability of a director of the corporation for any act or omission occurring before the date on which this Article Ten becomes effective. Any repeal or modification of this Article Ten by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

                                 ARTICLE ELEVEN

Paragraph 1:   The corporation shall indemnify, to the fullest extent permitted under the laws of the State of Illinois and any other applicable laws, as they now exist or as they may be amended in the future, any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or
               investigative (including, without limitation, an action by or in the right of the corporation), by reason of the fact that he or she is or was a director, officer or employee of the corporation, or is or was serving at the request of  the  corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees),
               judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding.
Paragraph 2:   Expenses incurred by such a director, officer or employee in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding to the fullest extent permitted under the laws of the State of Illinois and any other applicable laws, as they now exist or as they may be amended in the future.
Paragraph 3:   The board of directors may, by resolution, extend the provisions of this Article Eleven regarding indemnification and the
               advancement of expenses to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact he or she is or was an agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.
Paragraph 4:   The rights provided by or granted under this Article Eleven are not exclusive of any other rights to which those seeking
               indemnification or advancement of expenses may be entitled.
Paragraph 5:   The indemnification and advancement of expenses provided by or granted under this Article Eleven shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of that person.

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows:
     (If not applicable, insert "No change")

          No change.

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (if not applicable, insert "No change")

          No change.

     (b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

          No change.
                                        Before Amendment    After Amendment

               Paid-in Capital          $_______________    $______________

   (Complete either Item 6 or 7 below.  All signatures must be in BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated March 2, 1995                          Peoples Energy Corporation
                                             --------------------------
                                             (Exact Name of Corporation at date
                                             of execution)

attested by /s/Emmet P. Cassidy              by /s/Kenneth S. Balaskovits
            -------------------              ----------------------------
(Signature of Secretary)                     (Signature of Vice President)

Emmet P. Cassidy, Secretary                  Kenneth S. Balaskovits, Vice
---------------------------                  President
(Type or Print Name and Title)               ----------------------------
                                             (Type or Print Name and Title)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.
                                       OR

     If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated                           , 19
-----------------------------       -----

------------------------------              ---------------------------
------------------------------              ---------------------------
------------------------------              ---------------------------
------------------------------              ---------------------------

                             NOTES and INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected. (Section 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only seven instances, as follows:
     (a) to remove the names and addresses of directors named in the articles of incorporation;
     (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to Section 5.10 is also filed;
     (c) to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.
     (d) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
     (e) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp", "inc.", "co.," or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
     (f) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Section 9.05,
     (g) to restate the articles of incorporation as currently amended. (Section 10.15)

NOTE 4: All amendments not adopted under Section 10.10 or Section 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

          Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

          To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least 2/3 vote within each class is required).

          The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than
          a majority within each class when class voting applies.     (Section
          10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be promptly notified of the passage of the
          amendment.     (Sections 7.10 & 10.20)


C-173.9

File #D4791-313-6

Form BCA-5.10
     NFP-105.10
     (Rev. Jan. 1995)

George H. Ryan
Secretary of State
Department of Business
Services
Springfield, IL  62756
Telephone (217) 782-3647                               SUBMIT IN DUPLICATE

STATEMENT OF                       FILED               This space for use by
CHANGE                             MAR 8 1995          Secretary of State
OF REGISTERED AGENT
AND/OR REGISTERED                  GEORGE H. RYAN      Date  03-08-95
OFFICE                             SECRETARY OF STATE
                                                       Filing Fee     $ 5

                                                       Approved: MA

                                   PAID                Remit payment in check or
                                                       money order, payable to
                                   MAR 8 1995          "Secretary of State"

1.   CORPORATE NAME:     Peoples Energy Corporation

2.   STATE OR COUNTRY OF INCORPORATION: Illinois

--------------------------------------------------------------------------------
3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):

     Registered Agent    Emmet            P.           Cassidy
                         -------------------------------------------------------
                         First Name     Middle Name    Last Name

     Registered Office   122 S. Michigan Avenue
                         -------------------------------------------------------
                         Number    Street    Suite No. (A.P.O. Box alone is not
                                                      acceptable)

                         Chicago        60603                Cook
                         -------------------------------------------------------
                         City           Zip Code            County

4. Name and address of the registered agent and registered office shall be (after all changes herein reported):

     Registered Agent    Emmet            P.           Cassidy
                         -------------------------------------------------------
                         First Name     Middle Name    Last Name
     Registered Office   130 E. Randolph Drive
                         -------------------------------------------------------
                         Number    Street    Suite No. (A.P.O. Box alone is not
                                                       acceptable)

                         Chicago        60601               Cook
                         -------------------------------------------------------
                         City Zip       Code                County

                           AFTER RECORDING RETURN TO:


                                 Frankie Shaffer
                           Peoples Energy Corporation
                          130 East Randolph Dr. 24th FL
                                Chicago, IL 60601

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.   The above change was authorized by:  ("X" one box only)
     a.[  ]    By resolution duly adopted by the board of directors.  (Note 5)
     b.[ X]   By action of the registered agent. (Note 6)

     NOTE: When the registered agent changes, the signatures of both president and secretary are required.
7.   (If authorized by the board of directors, sign here.  See Note 5)
     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated                19,
     ---------------    -------                ---------------------------------
                                                  (Exact Name of Corporation)
attested by                                       by
           -----------------------------------      ----------------------------
     (Signature of Secretary or                   (Signature of Vice President)
      Assistant Secretary

----------------------------------------------    ------------------------------
     (Type or Print Name and Title)               (Type or Print Name and Title)

(If change of registered office by registered agent, sign here.  See Note 6)

     The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated  February 17 1995                                /s/Emmet P. Cassidy
       ----------------                                -------------------
                                                       (Signature of Registered
                                                        Agent of Record)

                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address; a post office box number alone is not acceptable.

3.   A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the president (or vice-president) and by the secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.